SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Trey Resources, Inc.
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             (Exact name of registrant as specified in its charter)

                 Delaware                                16-1633636
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   750 Highway 34, Matawan, New Jersey                     07747
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                    Name of exchange on which
          to be so registered                 each class is to be registered


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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-109454

Securities to be registered pursuant to Section 12(g) of the Act:

               Class A Common Stock, par value $0.00001 per share
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                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered

      A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities" in the prospectus included in the Registrant's Registration Statement on Form SB-2 (File No. 333-109454), as amended, initially filed with the Securities and Exchange Commission on October 3, 2003 (the "Registration Statement"), and is incorporated herein by reference. The prospectus to be filed pursuant to Rule 424(b) following the effective date of the Registration Statement shall be deemed to be incorporated herein by reference.

Item 2. Exhibits

      3.1* Second Amended and Restated Certificate of Incorporation of Trey Industries, Inc.

      3.2*        By-law of Trey Industries, Inc.

* Incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-109454)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 Trey Resources, Inc.
                                                 (Registrant)


Date: February 3, 2004                           By: /s/ Jerome R. Mahoney
                                                     ---------------------------
                                                     Jerome R. Mahoney
                                                     Chairman of the Board